UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): January 30, 2006

PLUM CREEK TIMBER COMPANY, INC.
(Exact Name of Registrant as Specified in its Charter)

DELAWARE	1-10239	91-1912863
(State of Other Jurisdiction	(Commission File	(I.R.S. Employer
of Incorporation)	Number)	Identification No.)

999 Third Avenue, Suite 4300 Seattle, Washington	98104-4096
(Address of Principal Executive Offices)	(Zip Code)

     (206) 467-3600
     Registrant’s Telephone Number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ]    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ]    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ]    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14.d-2(b))

[   ]    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 2.  Financial Information

Item 2.02 Results of Operations and Financial Conditions

On January 30, 2006, Plum Creek Timber Company, Inc. issued a press release reporting its results of operations for the three months and year ended December 31, 2005, and posted to its website (www.plumcreek.com) certain supplemental financial information for the three months and year ended December 31, 2005. A copy of the press release and the supplemental financial information are attached hereto as Exhibits 99.1 and 99.2, respectively.

Section 9.  Financial Statements and Exhibits

Item 9.01 Financial Statements and Exhibits

(c) Exhibits. The following exhibit is filed with this document:

Exhibit No.

99.1	Press release of Plum Creek Timber Company, Inc. issued January 30, 2006, reporting results of operations for the quarter ended December 31, 2005.

99.2	Supplemental Financial Information for the three months and year ended December 31, 2005 posted on January 30, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PLUM CREEK TIMBER COMPANY, INC.

By: /s/ William R. Brown
WILLIAM R. BROWN
Executive Vice President and Chief Financial Officer

DATED: January 30, 2006

PLUM CREEK TIMBER COMPANY, INC.

Exhibit Index

Exhibit No.

99.1	Press Release of Plum Creek Timber Company, Inc. issued January 30, 2006, reporting results of operations for the quarter ended December 31, 2005.

99.2	Supplemental Financial Information for the three months and year ended December 31, 2005 posted on January 30, 2006.